CASH

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Fund's securities.
It is a criminal offense to state otherwise.

                                                          MIMLIC CASH FUND, INC.

                                               PROSPECTUS DATED FEBRUARY 1, 1999

                                                                          [LOGO]

[GRAPHIC]

MIMLIC CASH FUND, INC.

MIMLIC Cash Fund, Inc., (Fund) is a mutual fund. This prospectus provides you information about the Fund you should know before investing.

TABLE OF CONTENTS

                                                                      Page No.

THE FUND - SUMMARY .................................................          3

       Investment Policies and Practices ...........................          3

       Main Risks ..................................................          3

       Fund Performance ............................................          4

       Fees and Expenses ...........................................          5

FINANCIAL HIGHLIGHTS ...............................................          6

INVESTING IN THE FUND ..............................................          7

       Managing the Fund ...........................................          7

       Investment Objective, Policies and Practices ................          7

       Defining Risks ..............................................          8

BUYING AND SELLING SHARES ..........................................         10

       Buying Shares ...............................................         10

       Selling Shares ..............................................         11

GENERAL INFORMATION ................................................         12

       Dividends ...................................................         12

       Taxes .......................................................         12

       Service Providers ...........................................         13

       Additional Information About the Fund .......................         14

       How to Obtain Additional Information ........................         14

                                                              THE FUND - SUMMARY

MIMLIC Cash Fund, Inc. (Cash Fund) is an open-end, diversified investment company, commonly called a mutual fund. Money market funds buy and sell short-term securities from highly rated issuers. Money market funds attempt to maintain their net asset value at a constant $1.00 per share.

This section gives you a brief summary of the Fund's investment policies, practices and main risks, as well as performance and fee information. More detailed information about the Fund follows this summary.

INVESTMENT POLICIES AND PRACTICES

CASH FUND seeks a high level of current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a variety of U.S. dollar denominated money market securities.

Keep in mind that an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in the Fund. You should also note that since the Fund may make frequent changes in its portfolio securities, such changes may result in higher Fund costs and may adversely affect your return. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund may be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a fixed income obligation will decline due to changes in market interest rates

    - INCOME RISK - the risk that the Fund's income may decrease due to falling interest rates

    - CREDIT RISK - the risk that an issuer of debt securities or other fixed income obligations will not make payments on the securities when due

MAIN RISKS

Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

                                                    THE FUND - SUMMARY         3

FUND PERFORMANCE

The following bar chart and table show the Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows the Fund's average annual return over a one, five and ten year period. The chart and table assume reinvestment of dividends. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    89         9.43%
    90         8.37%
    91         6.06%
    92         3.81%
    93         3.23%
    94         4.27%
    95         6.03%
    96         5.49%
    97         6.21%
    98         5.32%

     Best
     Quarter:      (Q2'89)      2.42%

     Worst
     Quarter:      (Q2'93)       .78%

You may obtain up-to-date information about the Fund's seven-day current yield and seven-day effective yield by telephoning (800) 665-6005.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDING DECEMBER 31,
1998)                              1 Year  5 Years   10 Years
MIMLIC Cash Fund                %   5.32     5.46       5.81

4             THE FUND - SUMMARY

FEES AND EXPENSES

Investors pay fees and expenses in connection with investing in the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a percentage of offering price)      %  none
Maximum Deferred Sales Charge
 (as a percentage of sales proceeds)      %  none
Maximum Account Fee(1)                    %  .875
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
Advisory Fees                             %  0.00
Rule 12b-1 Fees                           %  0.00
Other Expenses                            %  0.05
TOTAL FUND OPERATING EXPENSE(2)           %  0.05

(1) Shares of the Fund are sold only to persons who have previously entered into a separate investment management agreement with the Fund's investment adviser. This represents the highest management fee payable by any person under a separate investment management agreement. The amount you pay may be lower.
(2) The Fund does not pay advisory fees inasmuch as it sells its shares only to persons who have previously entered into a separate investment management agreement with the Fund's investment adviser. You will pay management fees in connection with that separate investment management agreement, however, and you should take those fees into consideration in determining your total cost of investing in the Fund. See Note 1 above.

EXAMPLE(1)

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
MIMLIC Cash Fund           $       5       16         28         64

(1) The costs shown in the example are based on the actual expenses of the Fund, which do not include an expense for advisory fees. The Fund does not pay advisory fees inasmuch as it sells its shares only to persons who have previously entered into a separate investment management agreement with the Fund's investment adviser. You will pay management fees in connection with that separate investment management agreement, however, and you should take those fees into consideration in determining your actual cost of investing in the Fund.

                                                    THE FUND - SUMMARY         5

                                                            FINANCIAL HIGHLIGHTS

The following table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditor, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Per share data for a share of capital stock and selected information for each period are as follows:

FINANCIAL HIGHLIGHTS
                                                                                          Period
                                                                                           From
                                                                                         November
                                                                                            1,           Year
                                                                                          '93 to         Ended
                                                 Year Ended September 30,               September       October
                                                                                           30,            31,
                                          '98        '97        '96        '95(a)         '94(b)          '93
Net asset value, beginning of
 period                              $   1.0000     1.0000     1.0000        1.0000      1.0000         1.0000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.0575     0.0556     0.0547        0.0571      0.0342         0.0320
Total from investment operations         0.0575     0.0556     0.0547        0.0571      0.0342         0.0320
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (0.0575)   (0.0556)   (0.0547)      (0.0571)    (0.0342)       (0.0320)
Total distributions                     (0.0575)   (0.0556)   (0.0547)      (0.0571)    (0.0342)       (0.0320)
Net asset value, end of period       $   1.0000     1.0000     1.0000        1.0000      1.0000         1.0000
Total return (c)                     %     5.90       5.70       5.60          5.87        3.49           3.25
Net assets, end of period (in
 thousands)                          $    9,160     14,194      9,541        10,922      12,316         16,927
Ratio of expenses to average daily
 net assets                          %     0.05(e)    0.07(e)    0.09(e)       0.10(e)     0.08(d)        0.07
Ratio of net investment income to
 average daily net assets            %     5.55       5.51       5.52          5.71        3.68(d)        3.20

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. For periods less than one year, total return presented has not been annualized.
(d)  Adjusted to an annual basis.
(e) Effective fiscal year 1995, the ratio of expenses to average daily net assets is based on total expenses of the Fund before reduction of interest credits earned on cash balances.

6             FINANCIAL HIGHLIGHTS

                                                           INVESTING IN THE FUND

MANAGING THE FUND

The investment adviser of the Fund is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Fund and for eleven other mutual funds, and has managed investment portfolios for various private accounts. With more than $13.7 billion of assets under management, Advantus Capital manages the Fund's investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund's investments. Advantus Capital is a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), which was organized in 1880 and has assets on a consolidated basis of more than $15.7 billion. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life, through its Advantus Shareholder Services division, serves as shareholder and administrative services agent to the Fund.

Because the Fund sells shares only to persons who have previously entered into an advisory agreement with Advantus Capital or any other affiliated investment adviser, the Fund pays no investment advisory fee.

Steven S. Nelson has served as the portfolio manager of the Fund since October 1998. From June 1996 to September 1998, Mr. Nelson served as a vice president with ReliaStar Investment Research, Inc. From July 1992 to May 1996, Mr. Nelson served as an investment officer with MIMLIC Asset Management Company.

INVESTMENT OBJECTIVE, POLICIES AND PRACTICES

The Fund seeks a high level of current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a variety of U.S. dollar denominated money market securities, including:

    - securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including bills, notes, bonds and certificates of indebtedness)

    - obligations of domestic banks, savings and loan associations, savings banks with total assets of at least $2 billion (including certificates of deposit, bank notes, commercial paper, time deposits and bankers' acceptances)

    - U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with total assets of at least $2 billion

                                                 INVESTING IN THE FUND         7

    - U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with total assets of at least $2 billion

    - obligations of supranational entities such as the International Bank for Reconstruction and Development

    - domestic corporate, domestic limited partnership and affiliated foreign corporate obligations (including commercial paper, notes and bonds)

In addition, the Fund may invest lesser portions of its assets in securities of other mutual funds and restricted and illiquid securities.

You can find descriptions of these securities in the Statement of Additional Information.

Generally, the Fund may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Fund only invests in securities that mature in 397 calendar days or less from the date of purchase. The Fund maintains an average weighted maturity of 90 days or less.

DEFINING RISKS

Investment in the Fund involves risks. The Fund's yield and price are not guaranteed, and the value of your investment in the Fund will go up or down. The value of your investment in the Fund may be affected by the following risks:

    - FUND RISK - is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on Advantus Capital's judgment of economic and market policies, trends in investment yields and monetary policy. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

    - INTEREST RATE RISK - is the risk that the value of a fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of a fixed income obligation decreases. Conversely, when short-term interest rates decline, the value of a fixed income obligation increases. Although the Fund attempts to maintain the stable share price of $1.00, a major rise in interest rates could cause the value of your investment to decline.

    - INCOME RISK - is the risk that the Fund's income may decrease due to falling interest rates.

    - CREDIT RISK - is the risk that an issuer of a debt security or fixed income obligation will not make payments on the security when due. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a debt security or fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell. Any of these events could cause the value of your investment to fall below $1.00 per share.

    - STABLE PRICE RISK - is the risk that the Fund will not be able to maintain a stable share price of $1.00. There may be situations where the Fund's share price could fall below $1.00, which would reduce the value of your account.

8             INVESTING IN THE FUND

    - FOREIGN SECURITIES RISK - is the risk the value of foreign companies or foreign government securities held by the Fund may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

    - YEAR 2000 RISK - is the risk that the Fund may be adversely affected if the computer systems used by the Fund and other Fund service providers do not properly process and calculate date-related information on and after January 1, 2000. In addition, the Fund's return may decrease if the value of certain securities held by the Fund are adversely affected by the inability of the applicable issuer's computer systems to properly process and calculate date-related information on and after January 1, 2000. Advantus Capital has undertaken a Year 2000 program that it believes will assess, monitor and address this issue. In evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors that Advantus Capital takes into consideration. Advantus Capital will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside the United States, particularly emerging countries, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the United States. Like many other matters, Advantus Capital cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.

You can find information about other risks in the Statement of Additional Information.

                                                 INVESTING IN THE FUND         9

                                                       BUYING AND SELLING SHARES

The Fund sells shares only to persons ("Advisory Clients") who have previously entered into investment advisory agreements with Advantus Capital or any other affiliated investment adviser ("Qualifying Advisers"). As a result, Qualifying Advisers will initiate share purchases for an Advisory Client in accordance with the terms of the Advisory Client's investment advisory agreement.

Advisory Clients have the authority to instruct the Qualifying Advisers to refrain from purchasing Fund shares.

As an investor, you pay certain fees and expenses in connection with the Fund. Annual fund operating expenses are paid out of Fund assets, which affects the Fund's share price.

Fund shares are sold without an initial sales charge or contingent deferred sales charge.

BUYING SHARES

You may purchase shares of the Fund on any day the New York Stock Exchange
(NYSE) is open for business. The price for Fund shares is equal to the Fund's net asset value (NAV), which will normally be $1.00 per share. However, there is no assurance the Fund will maintain the $1.00 NAV. NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). However, NAV is not calculated on (a) days in which changes in the Fund's portfolio do not materially change the Fund's NAV, (b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.

The Fund's NAV is equal to the Fund's total investments less any liabilities divided by the number of Fund shares. Securities in the Fund's portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument.

Your purchase order will be priced at the next NAV calculated after your purchase order is received by the Fund's transfer agent. If your order is received after the close of normal trading on the NYSE, your order will be priced at the NAV calculated on the next day the NYSE is open for trading.

There is no minimum amount required for initial and subsequent investments.

10             BUYING AND SELLING SHARES

SELLING SHARES

GENERAL. You may sell your shares at any time. Qualifying Advisers will ordinarily initiate all sales requests for Advisory Clients in accordance with the terms of the applicable investment advisory agreement. However, Advisory Clients may make such requests by contacting the Fund directly by mail.

Shares will be sold at the NAV next calculated after your sale order is received by the Fund's transfer agent. Fund shares may be sold without charge.

The Fund will forward the sales proceeds to you as soon as possible, but no later than seven days after the Fund has received an order.

The amount you receive may be more or less than the original purchase price for your shares.

SIGNATURE GUARANTEE. In order to protect the Fund and shareholders against fraudulent requests, a signature guarantee may be required in certain cases. No signature guarantee is required if the sale proceeds are less than $50,000 and are to be paid to the registered holder of the account at the address of record for that account. A signature guarantee is required if:

    - sale proceeds are $50,000 or more

    - sale proceeds will be paid to someone other than the registered shareholder

    - sale proceeds will be mailed to an address other than the registered shareholder's address of record

    - instructions were received by the Fund within 30 days before the sale order to change the registered shareholder's address or bank wire instructions

    - shares are to be transferred to another Fund account holder

    - the request is not made by a pre-authorized trustee for a plan, trust or other tax-exempt organization

The Fund reserves the right to require signature guarantees on all sales. If your sale order requires a signature guarantee, the signature guarantee must be an original (not a copy) and provided by any of the following:

    - national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions

    - national securities exchanges, registered securities associations and clearing agencies

    - broker-dealers who belong to a national securities exchange or clearing agency, or who have a minimum net capital of at least $100,000

    - institutions that participate in the Securities Transfer Agent Medallion Program or other recognized signature medallion program

                                            BUYING AND SELLING SHARES         11

                                                             GENERAL INFORMATION

DIVIDENDS

The Fund pays its shareholders dividends from its net investment income. Dividends are declared on each business day of the Fund, except dividends for Saturdays, Sundays and holidays are declared on the next business day. The Fund pays dividends usually on the last business day of each month. Dividends will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise. Distributions of these additional shares are made at the NAV of the payment date. There are no fees or sales charges on reinvestments. If you wish to receive cash distributions, you may authorize the Fund to do so in your account application or by writing to Advantus Shareholder Services, the Fund's shareholder services agent, at the address shown below under "Service Providers." If your cash distribution checks cannot be delivered by the postal or other delivery service to your address of record, all distributions will automatically be reinvested in additional shares of the Fund. No interest will be paid on amounts represented by uncashed distribution checks.

TAXES

You will be taxed on dividends paid by the Fund (unless you hold your shares through an IRA or other tax-deferred retirement account). Dividends are subject to tax regardless of whether they are automatically invested or are received in cash. Dividends paid from the Fund's investment income will be taxed as ordinary income. If you purchase shares of the Fund before dividends you will be subject to taxation on such dividends.

You will receive an annual statement from the Fund providing detailed information concerning the federal tax status of distributions you have received during the year.

The above is only a general discussion of the federal income tax consequences of an investment in the Fund. For more information, see the Statement of Additional Information. You should consult your own tax adviser for the specific federal, state or local tax consequences to you of an investment in the Fund.

12             GENERAL INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826

UNDERWRITER

Ascend Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833
(888) 237-1838

SHAREHOLDER AND ADMINISTRATIVE SERVICES AGENT

Advantus Shareholder Services
(a division of Minnesota Life Insurance Company)
(800) 665-6005

TRANSFER AGENT

First Data Investor Services Group, Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island 02940-5059

CUSTODIAN

Bankers Trust Company
280 Park Avenue
New York, New York 10017

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

                                                    SERVICE PROVIDERS         13

                            ADDITIONAL INFORMATION ABOUT THE FUND

                            The Fund's annual and semi-annual reports list portfolio holdings, and discuss recent market conditions, economic trends and investment strategies that affected the Fund during the latest fiscal year.

                            A Statement of Additional Information (SAI) provides further information about the Fund. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this Prospectus).

                            HOW TO OBTAIN ADDITIONAL INFORMATION

                            The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

                            By Telephone - Call (800) 665-6005

                            By Mail - Write to Advantus Funds Group, P.O. Box
                                      9767, Providence, Rhode Island 02940-5059

                            Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You will be charged a duplicating fee for copies.

                            Investment Company Act No. 811-5027

                                     [LOGO]
         -C-1999 Advantus Capital Management, Inc. All rights reserved.

                         STATEMENT OF ADDITIONAL INFORMATION

                                MIMLIC CASH FUND, INC.

                                   FEBRUARY 1, 1999






















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE SEPARATE PROSPECTUS DATED FEBRUARY 1, 1999 AND SHOULD BE READ IN CONJUNCTION THEREWITH. A COPY OF THE PROSPECTUS MAY BE OBTAINED BY TELEPHONE FROM ADVANTUS SHAREHOLDER SERVICES AT (800) 665-6005 OR BY WRITING TO THE FUND AT ADVANTUS FUNDS GROUP, P.O. BOX 9767, PROVIDENCE, RHODE ISLAND 02940-5059.

TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . .3
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . .3
   Money Market Securities . . . . . . . . . . . . . . . . . . . . . . . .3
   U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . .4
   Obligations of Non-Domestic Banks . . . . . . . . . . . . . . . . . . .5
   Variable Amount Master Demand Notes . . . . . . . . . . . . . . . . . .5
   Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . .6
   Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . . . . .7
   Forward Commitments . . . . . . . . . . . . . . . . . . . . . . . . . .7
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . .8
DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . 10
DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . 13
   General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
   Control and Management of Advantus Capital and Ascend Financial . . . 13
   Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . 13
   Distribution Agreement. . . . . . . . . . . . . . . . . . . . . . . . 14
AMORTIZED COST METHOD OF PORTFOLIO VALUATION . . . . . . . . . . . . . . 15
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . . . 16
CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . 18
CAPITAL STOCK AND OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . 18
HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
   Timing of Purchase Orders . . . . . . . . . . . . . . . . . . . . . . 19
   Minimum Investments . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Public Offering Price . . . . . . . . . . . . . . . . . . . . . . . . 20
SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Open Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
HOW TO SELL SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
   Signature Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . 21
DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . . . . . . . . 22
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
   Taxation - General. . . . . . . . . . . . . . . . . . . . . . . . . . 22
BOND AND COMMERCIAL PAPER RATINGS. . . . . . . . . . . . . . . . . . . . 23
   Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . . . 25
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 25

GENERAL INFORMATION AND HISTORY

     MIMLIC Cash Fund, Inc. (the "Fund") is an open-end, diversified management investment company, commonly called a mutual fund. The Fund is a Minnesota corporation, and was incorporated in January 1987.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Fund are set forth in the text of the Fund's Prospectus under "Investing in the Fund Investment Policies and Practices." This section contains detailed descriptions of the investment policies of the Fund as summarized in the Fund's Prospectus.

Money Market Securities

     Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") (as described in "Investment Restrictions" below), the Fund will invest in a managed portfolio of money market instruments as follows:

     Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

     Obligations (including certificates of deposit and bankers' acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

     Obligations of the International Bank for Reconstruction and Development.

     Commercial paper (including variable amount master demand notes) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

     Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

     Repurchase agreements with respect to any of the foregoing obligations.

     Forward purchase arrangements committing the Fund to purchase any of the foregoing obligations at an agreed upon price and future date.

     By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. Government Obligations

     These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association ("FNMA"). Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the GNMA and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and FNMA.

     Securities issued or guaranteed as to principal and interest by the U.S. Government may also be acquired in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the United States Treasury.
The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Custodial receipts (including Treasury Receipts, TIGR's and CATS) and STRIPS are sold on a yield basis which represents a compounded rate of return (bond equivalent yield). The amount of discount therefore depends upon the maturity of the custodial receipt or STRIP - the longer the maturity the deeper the discount. Certain of these instruments are available in maturities as long as thirty years, but the Fund will purchase custodial receipts and STRIPS only where the time remaining to maturity does not exceed one year. Although these instruments provide certainty as to the amount and timing of cash flows, the rate of return on a custodial receipt or STRIP is guaranteed only if it is held to maturity. There is no income (or reinvestment decision) between the purchase date and maturity inasmuch as each custodial receipt or STRIP represents a single interest (coupon) or principal component of an underlying U.S. Treasury obligation, payable at maturity. A secondary market exists for custodial receipts and STRIPS, and such instruments are generally thought to be liquid.

Obligations of Non-Domestic Banks

     The Fund may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which the Fund invests, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Variable Amount Master Demand Notes

     The Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

Restricted and Illiquid Securities

     The Fund may invest up to 10% of its net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

     The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Fund's investment adviser believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund's investment adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Fund's investment adviser must consider (a) the frequency of trades and quotes for the security,
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 10% of its net assets are invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

Repurchase Agreements

     The Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements

     The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

     The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund's investments and reduces the stability of the Fund's net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund's net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, the Fund will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Fund's investment adviser, materially increase the risk of a significant deviation in the Fund's net asset value per share. See "Amortized Cost Method of Portfolio Valuation" below.

Forward Commitments

     Forward commitments are arrangements by which the Fund agrees to purchase a security at a fixed price on a specified future date. Delivery of and payment for the security normally takes place 15 to 45 days after the date of the commitment. Such arrangements might be entered into, for example, when the Fund anticipates a decline in the yield of securities of a certain issuer and is able to obtain a higher yield by committing currently to purchase such securities to be issued at a later date. The Fund may enter into forward commitments if it holds, and maintains until the settlement date in a segregated account, cash or high-grade, short-term debt obligations in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund generally enters into forward commitments with the intention of acquiring the security for its portfolio, the

Fund may dispose of a commitment prior to settlement if its investment adviser deems it appropriate to do so. No more than 5% of the Fund's total assets may be subject to forward commitments. Moreover, the Fund will not enter into forward commitments if and to the extent such investments would, as determined by the Fund's investment adviser, materially increase the risk of a significant deviation in the Fund's net asset value per share. See "Amortized Cost Method of Portfolio Valuation" below.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain "fundamental" investment restrictions, which may not be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund. A "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the shares of the Fund represented at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

     The Fund is subject to the investment restrictions of Rule 2a-7 under the 1940 Act, in addition to its other restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's.

     Rule 2a-7 also requires, among other things, that the Fund may not invest, other than in U.S. "Government securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The Fund's present practice is not to purchase any Second Tier Securities.

     In addition, the Fund will NOT:

     (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer;

     (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States government, its agencies or instrumentalities, or certificates of deposit and bankers' acceptances of United States banks or their domestic branches;

     (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets;

     (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

     (5) Borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only from banks and only as a temporary measure for extraordinary or emergency purposes;

     (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

     (7) Invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old;

     (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than of 1% of the shares or securities of that company, together own more than 5%;

     (9) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes, repurchase agreements and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

     (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (12) Make investments for the purpose of exercising control or management;

     (13) Participate on a joint or joint and several basis in any trading account in securities;

     (14) Write or purchase put or call options, or combinations thereof;

     (15) Enter into repurchase agreements maturing in more than seven days, purchase certificates of deposit of banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of less than $2 billion, purchase variable amount master demand notes, or invest in any other illiquid assets, if such investments taken together exceed 10% of the Fund's net assets (This restriction is non-fundamental.); or

     (16) Invest in the securities of other investment companies, with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets.

     In addition, the Fund does not issue senior securities (as defined in the 1940 Act) other than borrowing money for temporary purposes and entering into reverse repurchase agreement transactions. In addition, the Fund will not act as an underwriter of securities of other issuers.

     Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIRECTORS AND EXECUTIVE OFFICERS

     The names, addresses, principal occupations, and other affiliations of directors and executive officers of the Fund are given below:


                                   Position with       Principal Occupation and other
Name and Address                    the Fund           Affiliations (past 5 years)
----------------                    ---------          ---------------------------
William N. Westhoff*               President           President, Treasurer and Director,
Advantus Capital                   and Director        Advantus Capital Management, Inc,;
  Management, Inc.                                     Senior Vice President and Treasurer,
400 Robert Street North                                Minnesota Life Insurance Company;
St. Paul, Minnesota 55101                              Vice President and Director, Robert
                                                       Street Energy, Inc.; President,MCM Funding
                                                       1997-1, Inc.; President, MCM Funding 1998-1,
                                                       Inc.; Senior Vice President, Global Investments,
                                                       American Express Financial Corporation,
                                                       Minneapolis, Minnesota, from August 1994
                                                       to October 1997; Senior Vice President,
                                                       Fixed Income Management, American Express
                                                       Financial Corporation, Minneapolis, Minnesota,
                                                       from November 1989 to July 1994

Frederick P. Feuerherm*            Vice President,     Vice President, Assistant Secretary and
Advantus Capital                   Director and        Director, Advantus Capital Management, Inc.;
  Management, Inc.                 Treasurer           Vice President, Minnesota Life
400 Robert Street North                                Insurance Company; Vice President and
St. Paul, Minnesota 55101                              Director, MIMLIC Funding, Inc.; Vice
                                                       President and Assistant Secretary, MCM
                                                       Funding 1997-1, Inc.; Vice President


                                       10


                                                       and Assistant Secretary, MCM Funding
                                                       1998-1, Inc.

Ralph D. Ebbott                    Director            Retired, Vice President and Treasurer
409 Birchwood Avenue                                   of Minnesota Mining and Manufacturing
White Bear Lake,                                       Company (tape, adhesive, photographic,
 Minnesota 55110                                       and electrical products) through June
                                                       1989

Charles E. Arner                   Director            Retired, Vice Chairman of The First
E-1218 First National                                  National Bank of Saint Paul from
 Bank Building                                         November 1983 through June 1984;
332 Minnesota Street                                   Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                              of The First National Bank of Saint Paul
                                                       from October 1980 through November
                                                       1983

Ellen S. Berscheid                 Director            Regents' Professor of Psychology at the
University of Minnesota                                University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer                  Secretary           Partner with the law firm of
Dorsey & Whitney LLP                                   Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

-------------------------

* Denotes directors of the Fund who are "interested persons" (as defined under the Investment Company Act of 1940) of the Fund.

-------------------------

     Legal fees and expenses are paid by Advantus Capital Management, Inc. ("Advantus Capital") to the law firm of which Michael J. Radmer is a partner. As of September 30, 1998, the officers and directors of the Fund owned no shares of the Fund. The Fund does not pay any compensation to any of its officers or directors. Advantus Capital, however, pays certain fees to Directors who are not affiliated with Advantus Capital. Each Director of the Fund who is not affiliated with Advantus Capital is also a director of the other 12 investment companies of which Advantus Capital is the investment adviser (13 investment companies in total - the "Fund Complex"). As of the date hereof, such Directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any investment company is a pro rata portion based on the ratio that such investment company's total net assets bears to the total net assets of the Fund Complex. Advantus Capital bears the Fund's pro rata portion. During the fiscal year ended September 30, 1998, each Director not affiliated with Advantus Capital was compensated by Advantus Capital in accordance with the following table:


                                    Pension or                     Total
                                    Retirement                     Compensation
                     Aggregate      Benefits       Estimated       From Fund and
                     Compensation   Accrued as     Annual          Fund Complex
Name of              from the       Part of Fund   Benefits Upon   Paid to
Director             Fund(1)        Expenses       Retirement      Directors
--------             --------       --------       ----------      ---------
Charles E. Arner     $180.51        n/a            n/a             $16,000

Ellen S. Berscheid   $180.51        n/a            n/a             $16,000

Ralph D. Ebbott      $180.51        n/a            n/a             $16,000

DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

INVESTMENT ADVISORY AND OTHER SERVICES

General

     Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of the Fund since March 1, 1995. Prior to that date the Fund's investment adviser was MIMLIC Asset Management Company ("MIMLIC Management"), formerly the parent company of Advantus Capital. The same portfolio manager and other personnel who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. Ascend Financial Services, Inc. ("Ascend Financial") acts as the Fund's underwriter. Both Advantus Capital and Ascend Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Ascend Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

Control and Management of Advantus Capital and Ascend Financial

     Advantus Capital was incorporated in Minnesota in June 1994, and is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"). Ascend Financial is a subsidiary of Advantus Capital. Minnesota Life was organized in 1880, and has assets of more than $15.7 billion. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. William N. Westhoff, President and a Director of the Fund, is President, Treasurer and a Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of the Fund, is a Vice President, Assistant Secretary and Director of Advantus Capital. Richard W. Worthing is a Vice President and Head of Equities with Advantus Capital.

Investment Advisory Agreement

     Advantus Capital acts as investment adviser and manager of the Fund under an Investment Advisory Agreement (the "Advisory Agreement") dated March 1, 1995, and which was approved by shareholders on February 14, 1995. The Advisory Agreement was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1998. The Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Shares of the Fund will be sold only to persons who have previously entered into investment advisory agreements (the "Advisory Clients") directly with Advantus Capital and other affiliated investment advisers (the "Qualifying Advisers") and may be purchased only with funds managed by the Qualifying Advisers. For that reason, the Fund does not pay an advisory fee to Advantus Capital under the Advisory Agreement. Advantus Capital, under the Advisory Agreement with the Fund, acts as investment adviser and manager for the Fund, and furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. In addition, Advantus Capital pays all expenses of the Fund, except custodian fees, brokerage commissions (if any), and those expenses expressly assumed by the Fund's underwriter, including the salaries and fees of all officers and directors of the Fund, auditing and accounting fees, legal fees, and the Fund's transfer agent expenses. First Data Investor Services Group, Inc. ("First Data") provides transfer agent services to the Fund. Minnesota Life's Advantus Shareholder Services division acts as the Fund's administrative and shareholder services agent.

     Ascend Financial, the Fund's underwriter, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature.

Distribution Agreement

     On January 14, 1998, the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) last approved the Distribution Agreement with Ascend Financial (the "Distribution Agreement") dated February 25, 1987. The Distribution Agreement does not provide for payment of commissions to Ascend Financial for distribution of Fund shares or other distribution-related services. The Distribution Agreement may be terminated by the Fund or Ascend Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Distribution Agreement requires Ascend Financial to pay all advertising and promotional expenses in connection with the distribution of the Fund's shares including paying for prospectuses and statements of additional information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

     In the Distribution Agreement, Ascend Financial undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Ascend Financial only from persons affiliated with the Fund but not with Ascend Financial.

AMORTIZED COST METHOD OF PORTFOLIO VALUATION

     The Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

     Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

     The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity not exceeding 90 days and will limit its portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Fund will limit its investments in the securities of any one issuer to no more than 5% of Fund assets and it will limit investment in securities of less than the highest rated categories to 5% of Fund assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Fund assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Most transactions in portfolio securities are purchases from issuers or dealers in money market instruments acting as principal. There usually are no brokerage commissions paid by the Fund for such purchases since securities are purchased on a net price basis. During the fiscal years ended September 30, 1998, 1997 and 1996, the Fund paid no brokerage commissions. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which reflect a fee paid to the underwriter.

     Decisions with respect to the placement of the Fund's portfolio transactions are made by Advantus Capital. The primary criteria in making these decisions are efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. Most Fund transactions are with the issuer or with major dealers acting for their own account and not as brokers. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Fund enables Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.

     There is no formula for the allocation by Advantus Capital of the Fund's brokerage business to any broker-dealers for brokerage and research services. While it is not expected that the Fund will pay brokerage commissions, if it does, Advantus Capital will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 1998, the Fund paid no brokerage commissions and directed no transactions to brokers because of research services they provided.

     No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

     The same security may be suitable for the Fund and the other funds or accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

     The Fund will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Fund as to which it exercises investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

     In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both
(a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and
(b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers. During the year ended September 30, 1998, the Fund did not execute any portfolio transactions with an affiliated broker-dealer.

     Information regarding the acquisition by the Fund during the fiscal year ended September 30, 1998, of securities of the Fund's regular brokers or dealers, or the parents of those broker or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                    Approximate Value of
                                                  Securities Owned at the
Name of Issuer                                     End of Fiscal Period
---------------------------------------------------------------------------
Associates Corporation of North America                  $218,342
Ford Motor Credit Company                                $454,553
General Electric Capital Corporation                     $268,942
Norwest Financial                                        $697,033
American General Corporation                             $838,188
Ciesco LP                                                $873,532

CALCULATION OF PERFORMANCE DATA

     The Fund may issue "current yield" and "effective yield" quotations. "Current yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, and multiplying that change by 365/7. "Effective yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. For purposes of the foregoing calculations, the value of the hypothetical account includes accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund will also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

     Although there can be no assurance that the net asset value of the Fund's shares will always be $1.00, Advantus Capital does not expect that the net asset value of its shares will fluctuate since the Fund uses the amortized cost method of valuation to maintain a stable $1.00 net asset value. See "Amortized Cost Method of Portfolio Valuation." Principal is not, however, insured. Yield is a function of portfolio quality and composition, maturity, and operating expenses. Yield information is useful in reviewing the Fund's performance, but it may not provide a basis for comparison with bank deposits or other investments, which pay a fixed yield for a stated period of time, or other investment instruments, which may use a different method of calculating yield.

     For the seven calendar days ended September 30, 1998, the Fund's annualized current yield was 3.60% and its annualized effective yield was 3.73%.

CAPITAL STOCK AND OWNERSHIP OF SHARES

     The Fund's shares of common stock have a par value of $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

     The Fund has the following authorized capital and numbers of shares outstanding:

       Number of                                            Shares
      authorized                                         outstanding at
        shares                    Par value              September 30,
     common stock                 per share                  1998
--------------------------------------------------------------------------
    1,000,000,000                   $.01                   9,159,926

     As of September 30, 1998, no person held of record, to the knowledge of the Fund, or owned more than 5% of the outstanding shares of the Fund, except as set forth in the following table:

                                               Number of      Percent of
Name and Address of Shareholder                  Shares          Class
---------------------------------------------------------------------------
Minnesota Life and affiliates                   3,906,058        42.6%
400 Robert Street North
St. Paul, Minnesota 55101

     Due to their ownership of more than 25% of the outstanding shares of the Fund, these shareholders of the Fund may be deemed to "control" the Fund in accordance with applicable regulations promulgated under the 1940 Act. Minnesota Life and its affiliates (i.e., Advantus Capital and Ascend Financial) are each organized as Minnesota corporations.

HOW TO BUY SHARES

     The Fund's shares may be purchased only with funds of the Advisory Clients managed by the Qualifying Advisers. Ascend Financial reserves the right to reject any purchase order. Shares of the Fund may be purchased at a price equal to their net asset value, which will normally be constant at $1.00 per share. There is no assurance that the Fund can maintain the $1.00 per share net asset value.

     Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.

Timing of Purchase Orders

     An order in proper form for the purchase of shares of the Fund received by the Fund prior to the close of normal trading on the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received by the Fund's transfer agent. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.

Minimum Investments

     There is no minimum amount required for either initial or subsequent purchases of Fund shares.

Public Offering Price

     The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.

     The net asset value of the shares of the Fund is determined as of the close of normal trading on the New York Stock Exchange (as of the date of this Statement of Additional Information the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

     The Fund values its portfolio investments at amortized cost in accordance with Rule 2a-7 under the 1940 Act. See "Amortized Cost Method of Portfolio Valuation" above.

SHAREHOLDER SERVICES

Open Accounts

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by First Data, the Fund's transfer agent. Minnesota Life's Advantus Shareholder Services division. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year First Data sends to each shareholder a statement providing federal tax information on dividends paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

     The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system for the Fund are paid by the Fund. No direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

HOW TO SELL SHARES

     Registered holders of shares of the Fund may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request as set forth below. The Qualifying Advisers, acting in accordance with the terms of the investment advisory agreements with the Advisory Clients, will ordinarily initiate all redemption requests with respect to shares of the Fund. The Advisory Clients may redeem their shares, directly, however, by writing to the Fund. Redemption requests should be signed exactly as the account registration appears on the account statements. Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.

     Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost. If all of the shares in an account are redeemed, dividends accrued and unpaid at the date of redemption will be paid when the redemption proceeds are paid.

     The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the SEC a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

     Redemption of shares, or payment, may be suspended at times (a) when the NYSE is closed for other than customary weekend or holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Signature Guarantee

     In order to protect both shareholders and the Fund against fraudulent orders, a shareholder signature is required to be guaranteed in certain cases. No signature guarantee is required if the redemption proceeds are less than $50,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $50,000.

     A signature guarantee is required, however, if (i) the redemption proceeds are $50,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address, (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.

     A signature guarantee must be provided by an eligible guarantor institution. A notarized signature is not sufficient. Eligible guarantors include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.

DISTRIBUTIONS AND TAX STATUS

Dividends

     The policy of the Fund has been to declare dividends from net investment income on each business day of the Fund, except that dividends for Saturdays, Sundays and holidays are declared on the next business day.

     Any dividend payments made by the Fund are in the form of additional shares of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend. The taxable status of income dividends is not affected by whether they are reinvested or paid in cash.

Taxation - General

     The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

      During the year ended September 30, 1998 the Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the

"Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Distributions of investment company taxable income from the Fund, including any short-term capital gains, generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. The Fund does not expect to realize net long-term capital gains or losses.

     It is not expected that dividend distributions from the Fund will qualify for the 70% dividend received deduction for corporations.

     Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends which are expected to be announced, or have been announced but not paid. All or a portion of such dividends, although in effect a return of capital, is subject to taxation.

     Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Fund, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.

     The Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

     Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.

BOND AND COMMERCIAL PAPER RATINGS

Bond Ratings

     Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or


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

     there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation describes its five highest ratings for corporate bonds as follows:

     AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

     Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

Commercial Paper Ratings

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

     Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended September 30, 1998, including the financial highlights for each of the respective periods presented, appearing in the Fund's 1998 Annual Report to Shareholders, and the report thereon of the Fund's independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1998 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


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